UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

SOBR SAFE, INC.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SOBR Safe, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

To Be Held on June 9, 2023

Dear Valued Stockholders of SOBR Safe, Inc.:

It is our pleasure to invite you to the 2023 Annual Meeting of Stockholders of SOBR Safe, Inc., (the “Company”) to be held on Friday, June 9, 2023 at 1:00 P.M., Mountain Time at 6400 South Fiddlers Green Circle, Conference Center Board Room, Greenwood Village, CO 80111 (the “Annual Meeting”). At the Annual Meeting, the Company will submit the following six (6) proposals to its stockholders for approval:

1.	To elect five (5) directors to our Board of Directors, each to serve until our next annual meeting of stockholders, or until their respective successor is duly elected and qualified;

2.	To approve, by a nonbinding “say-on-pay” advisory vote, the compensation of our named executive officers;

3.	To approve, by a nonbinding “say-when-on-pay” advisory vote, the frequency of future advisory votes on the compensation of our named executive officers;

4.

To approve an amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock of the Company available for issuance thereunder from 1,733,333 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year, to 3,500,000 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year (the “Plan Amendment”);

5.

To ratify indemnification agreements entered into by the Company with each of the executive officers and directors of the Company, and to further authorize the Company to enter into indemnification agreements in the same form with future executive officers and directors;

6.

To approve, for purposes of complying with the provisions of that certain Securities Purchase Agreement dated September 28, 2022 (the “SPA”), the reduction of the minimum exercise price of common stock purchase warrants issued pursuant to the SPA from $1.35 to $0.00001, which is the par value of the Company’s Common Stock.

Additionally, any other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either attend the Annual Meeting and vote in person or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

We are using the “Notice and Access” method of providing proxy materials to stockholders via the internet. We are mailing all stockholders of record a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. Notice and Access provides a convenient way for stockholders to access the Company’s proxy materials and vote shares by proxy on the internet, and also allows us to reduce costs and conserve resources. The Notice of Internet Availability includes instructions on how to access our proxy materials and how to vote your shares. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials if you prefer. For more information, please see “Electronic Delivery of Proxy Materials and Annual Report” on page 1 of the Proxy Statement.

Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”) and can be accessed here: http:// www.sobrsafe.com.

The Board of Directors has fixed the close of business on April 20, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only holders of record of our common stock and holders of record of our Series B Convertible Preferred Stock (voting on an as-converted basis with the common stock) on the Record Date will be entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. Stockholders of record present in person at the Annual Meeting or who have submitted a valid proxy via the internet or by mail (if a paper proxy card was requested) may vote at the Annual Meeting.

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting, please submit your proxy in advance online or by mail (if a paper proxy card was requested) to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

As a courtesy to those stockholders who are unable to attend the Annual Meeting in person, the Company will be broadcasting a live stream video of the Annual Meeting, which may be accessed online at http://www.virtualshareholdermeeting.com/SOBR2023.   However, stockholders accessing the live stream video will not be deemed to be in attendance at the meeting, and will not be entitled to vote during or other otherwise participate in the meeting.

Please refer to the “Voting Instructions” section of the Proxy Statement for instructions on submitting your vote. Voting promptly will save us additional expense in further soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

By Order of the Board of Directors,

/s/
David Gandini
Chairman of the Board and CEO
Greenwood Village, Colorado
April 28, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 9, 2023: THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: http://materials.proxyvote.com/833592.

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SOBR SAFE, Inc.

6400 South Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

1.844.SOBRSAFE (762.7723)

PROXY STATEMENT

April 28, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SOBR Safe, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2023 Annual Meeting of Stockholders to be held on Friday, June 9, 2023 at 1:00 P.M., Mountain Time, at 6400 South Fiddlers Green Circle, Conference Center Board Room, Greenwood Village, CO 80111(the “Annual Meeting”) and any adjournment or postponement thereof.

Electronic Delivery of Proxy Materials and Annual Report

This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or about April 28, 2023. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023.

We are using the “Notice and Access” method of providing proxy materials to stockholders via the internet. We are mailing stockholders of record a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. Hard copies of this Proxy Statement and the Annual Report will be provided to stockholders via U.S. mail only by request. This Proxy Statement and the Annual Report can also be accessed free of charge online at: http://materials.proxyvote.com/833592.

Instructions for Attending Annual Meeting

Only stockholders of record at the close of business on April 20, 2023 will be entitled to vote at the Annual Meeting. To participate in and vote at the Annual Meeting, you must attend the Annual Meeting in person, at 6400 South Fiddlers Green Circle, Conference Center Board Room, Greenwood Village, CO 80111, or submit your proxy in advance. The Annual Meeting will begin promptly at 1:00 P.M., Mountain Time, on June 9, 2023. Attendees of the Annual Meeting will be provided the opportunity to ask questions, subject to the Annual Meeting Rules of Conduct. The Chairman of the Annual Meeting has broad authority to conduct the meeting in an orderly manner.

As a courtesy to those stockholders who are unable to attend the Annual Meeting in person, the Company will be broadcasting a live stream video of the Annual Meeting, which may be accessed online at http://www. virtualshareholdermeeting.com/SOBR2023. However, stockholders accessing the live stream video will not be deemed to be in attendance at the meeting, and will not be entitled to vote during or other otherwise participate in the meeting. To ensure your vote is counted, you must submit your proxy in advance or attend the meeting in person.

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Voting Securities

The specific proposals to be considered and acted upon at our Annual Meeting are each described in this Proxy Statement. Only holders of our common stock and holders of our Series B Convertible Preferred Stock, as of the close of business on April 20, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were ____________ shares of common stock issued, and ____________ shares outstanding. On the Record Date, there were ____________ shares of Series B Convertible Preferred Stock issued and ____________outstanding. Each holder of common stock is entitled to one vote for each share of common stock held as of the Record Date.  Shares of Series B Convertible Preferred Stock are entitled to vote with common stock on each proposal on an as-converted basis. Each three shares of Series B Convertible Preferred Stock are convertible into one share of common stock. As such, each holder of the Series B Convertible Preferred Stock is entitled to one vote for each three shares of Series B Convertible Preferred Stock held as of the Record Date. As a result, the holders of common stock are entitled to an aggregate of ______________ votes, and the holders of Series B Convertible Preferred Stock are entitled to an aggregate of ____________ votes.

Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of one-third of the outstanding shares of the Company entitled to vote will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Matters to be Voted Upon

 There are six (6) matters scheduled for a vote:

1.	To elect five (5) directors to our Board of Directors, each to serve until our next annual meeting of stockholders, or until their respective successor is duly elected and qualified;

2.	To approve, by a nonbinding “say-on-pay” advisory vote, the compensation of our named executive officers;

3.	To approve, by a nonbinding “say-when-on-pay” advisory vote, the frequency of future advisory votes on the compensation of our named executive officers;

4.

To approve an amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock of the Company available for issuance thereunder from 1,733,333 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year, to 3,500,000 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year (the “Plan Amendment”);

5.

To ratify indemnification agreements entered into by the Company with each of the executive officers and directors of the Company, and to further authorize the Company to enter into indemnification agreements in the same form with future executive officers and directors; and

6.

To approve, for purposes of complying with the provisions of that certain Securities Purchase Agreement dated September 28, 2022 (the “SPA”), the reduction of the minimum exercise price of common stock purchase warrants issued pursuant to the SPA from $1.35 to $0.00001, which is the par value of the Company’s Common Stock.

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At this time, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Required Vote for Approval

1. Election of Directors. Directors are elected by a plurality vote. This means that the five director nominees who receive the greatest number of affirmative votes cast at the Annual Meeting by the shares present, either in person or represented by proxy, and entitled to vote, will be elected. As to the election of the director nominees, you may vote “For” the election of the nominees, or “Withhold” for the nominees being proposed. Cumulative voting shall not be allowed in the election of directors. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

2. Say-on-Pay. The “say-on-pay” advisory vote on the compensation of our named executive officers will be approved by the affirmative vote of a majority of the voting securities present and represented by proxy and entitled to vote at the Annual Meeting. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company.  Our Board of Directors values the opinions of all of our stockholders and will consider the outcome when making future decisions with respect to executive compensation. As to the “say-on-pay” advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or “Abstain” from such proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

3. Say-when-on-Pay. The “say-when-on-pay” advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is advisory in nature and therefore not binding on the Company.  The option that receives the most votes will be deemed the preference of the stockholders, and our Board of Directors  will consider the outcome when making future decisions with respect to the frequency of advisory votes on executive compensation. As to the “say-when-on-pay” advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, you may vote “Every Three Years,” “Every Two Years,” “Every One Year,” or “Abstain” from such proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

4. Equity Incentive Plan Amendment. The affirmative vote of the holders of a majority of the voting securities represented in person and by proxy at the Annual Meeting, and entitled to vote on the matter, is required to approve the amendment to our 2019 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock of the Company available for issuance thereunder from 1,733,333 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year, to 3,500,000 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year (the “Plan Amendment”). As to the approval of the Plan Amendment, you may vote “For” or “Against” or “Abstain” for such proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

5. Indemnification Agreement. The affirmative vote of the holders of a majority of the voting securities represented in person and by proxy at the Annual Meeting, and entitled to vote on the matter, is necessary to ratify indemnification agreements entered into by the Company with each of the executive officers and directors of the Company, and to further authorize the Company to enter into indemnification agreements in the same form with future executive officers and directors. As to the ratification of the form of director and officer indemnification agreement, you may vote “For” or “Against” or “Abstain” for such proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

6. Floor Price Adjustment.  The affirmative vote of the holders of a majority of the voting securities represented in person and by proxy at the Annual Meeting, and entitled to vote on the matter, is necessary to approve the reduction of the minimum exercise price of common stock purchase warrants issued pursuant to the Securities Purchase Agreement from $1.35 to $0.00001, which is the par value of the Company’s common stock. As to the approval of the reduction of the floor price adjustment, you may vote “For” or “Against” or “Abstain” for such proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

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 Voting  Instructions

Stockholders of Record: Shares Registered in Your Name

If on April 20, 2023, your shares were registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or by proxy by visiting http://materials.proxyvote.com/833592 and following the instructions provided on the Notice of Internet Availability. Whether or not you plan to attend the Annual Meeting, we urge you to fill out your proxy via the internet.

If you have requested to receive printed copies of the proxy materials by mail, you may vote using the proxy card enclosed with the proxy materials and returning it by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

●	To vote in person, attend the Annual Meeting and you will be afforded an opportunity to vote via paper ballot.

●	To submit a proxy online, follow the instructions on the Notice of Internet Availability mailed to you.

●

If you have requested to receive your proxy materials by mail, you have the option to vote using the proxy card included in the mailing. To do so, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on April 20, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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Abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

Failure to Vote

 If you are a stockholder of record and do not vote by proxy in advance of the meeting, or vote in person at the Annual Meeting, your shares will not be voted.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable stock exchange rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Unless you provide voting instructions to your broker, your broker or nominee may NOT vote your shares on the election of directors (Proposal 1), the “say-on-pay” advisory vote on executive compensation (Proposal 2), the “say-when-on-pay” advisory vote on the frequency of advisory votes on executive compensation (Proposal 3), the amendment to the Plan (Proposal 4), the ratification of indemnification agreements entered into by the Company with each of the executive officers and directors of the Company, and the authorization of the Company to enter into indemnification agreements in the same form with future executive officers and directors (Proposal 5), or the reduction of the minimum exercise price of common stock purchase warrants (Proposal 6) without your instructions.

Failure to Specify Vote

If you are a stockholder of record and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the five director nominees named in this Proxy Statement, (ii) FOR the approval of the compensation paid to the Company’s Named Executive Officers, (iii) to conduct an advisory vote on executive compensation Every Three Years, (iv) FOR the approval of the amendment to the Plan, (v) FOR the ratification of the indemnification agreements entered into by the Company with each of the executive officers and directors of the Company, and the authorization of the Company to enter into indemnification agreements in the same form with future executive officers and directors; (vi) FOR the reduction of the minimum exercise price of common stock purchase warrants, and (vii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Revocation of Proxies; Changing Vote

You may revoke or change your proxy at any time before the Annual Meeting by (i) filing, with our Corporate Secretary at our executive offices, located at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111 a notice of revocation of proxy; (ii) delivering a properly executed, later-dated proxy in accordance with the instructions provided on the proxy card; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting by itself will not revoke a proxy. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote in person at the Annual Meeting.

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No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

Solicitation in connection with the Annual Meeting is made by the Company. We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this Proxy Statement, the Annual Report and any additional solicitation materials furnished to stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by e-mail, telephone and mail.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2022. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors that constitute the entire Board of Directors (the “Board”) shall be fixed from time to time by resolution adopted by a majority of the entire Board. Our Board currently consists of five directors, each of whom has been nominated by our Nominating and Corporate Governance Committee for election at the Annual Meeting. The five director nominees for election at the Annual Meeting are:

•	Steven Beabout
•	Noreen Butler
•	Ford Fay
•	David Gandini
•	Sandy Shoemaker.

Each director nominee, if elected at the Annual Meeting, will hold office for a one-year term until the next annual meeting of stockholders or until their successor is duly elected, unless prior thereto the director resigns, or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a director nominee at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute director nominee, designated by the proxy holders and subject to the rules for stockholder director nominations set forth in the Bylaws, or by the present Board to fill such vacancy, or for the balance of those director nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such director nominees will be unwilling or unable to serve if elected as a director.

 Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

Board of Directors Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF STEVEN BEABOUT, NOREEN BUTLER, FORD FAY, DAVID GANDINI, AND SANDY SHOEMAKER.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of our directors, director nominees, and executive officers as of March 14, 2023, and the principal offices and positions with the Company held by each person. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation, or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name	Age	Position(s)

David Gandini	65	Chief Executive Officer, Secretary, Chairman of the Board, and Director

Jerry Wenzel	68	Chief Financial Officer and Treasurer

Ford Fay	62	Independent Director (Chairperson of Nominating and Corporate Governance Committee)

Steven Beabout	68	Independent Director (Chairperson of Compensation Committee)

Noreen Butler	49	Independent Director

Sandy Shoemaker	54	Independent Director (Chairperson of Audit Committee)

Scott Bennett(1)	62	Executive Vice President of Business Operations

Michael Watson	60	Executive Vice President of Sales and Marketing and Revenue Officer

(1) Effective March 15, 2023, Scott Bennett will no longer continue as Executive Vice President of Business Operations.

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David Gandini has served as our Chief Executive Officer since October 18, 2021 and on our Board of Directors since November 2019. Mr. Gandini has been consulting regarding our business development since December 2018. Since September 2018, Mr. Gandini has also been a managing partner with First Capital Advisory Services, where he is responsible for capital creation, new business acquisition, business strategy and development, and partnership revenue generation. From 2014 to August 2017, Mr. Gandini was President of Alchemy Plastics, Inc., Englewood Colorado where he was responsible for US manufacturing, sales, and strategic partnerships. From 2001 until 2014, when the company was acquired, Mr. Gandini served as the President of IPS Denver, a bank card personalization and packaging entity where he managed the company and market transformations to become a leader in the U.S. secured gift market space with revenues of $46M. Prior to his engagement at IPS, Mr. Gandini was the Chief Operations Officer at First World Communications, a major U.S. Internet and Data Center provider, and participated in its successful IPO in 2000 raising over $200M. Previously, Mr. Gandini founded Pace Network Services providing carrier SS7 signaling to U.S. long distance providers and facilitated a successful exit to ICG Communications on the heels of co-founding Detroit based Digital Signal in the fiber optic long haul market sector where me managed a successful exit to SP Telecom.

Mr. Gandini graduated from Michigan State University with a degree in Telecommunications. He was a scholarship NCAA Division Hockey athlete, a member of the US Junior National Team, and a US Junior All American.

Jerry Wenzel has served as our Chief Financial Officer since January 2022.  Prior to SOBRsafe, Mr. Wenzel was a partner in the firm B2BCFO® from 2018 through 2021, providing strategic financial leadership to business owners regarding growth and transaction opportunities. From 2016 to 2018, he was the Chief Financial Officer for PRIDE Centric Resources, Inc., a national commercial food service equipment buying group. In this position Jerry was responsible for all financial reporting responsibilities, including vendor rebate programs, cash management, internal controls and reporting to the Audit Committee and Board of Directors. From 1998 to 2016, Mr. Wenzel served as Chief Financial Officer for several manufacturing businesses and a residential real estate franchisee serving Colorado. Prior to his Chief Financial Officer positions, Mr. Wenzel was an audit and consulting partner in two Denver-based practices and a national CPA firm.

Mr. Wenzel has been a Certified Public Accountant since 1980 and earned his Bachelor of Science degree in Accountancy from the University of Wisconsin-La Crosse.  Mr. Wenzel is a member of the American Institute of Certified Public Accountants (AICPA) and Colorado Society of CPAs (CSCPA) and past member of the AICPA SEC Division for Firms Peer Review Committee and CSCPA Quality Review Board.

Ford Fay has served as a member of our Board of Directors since June 2020 and serves as the Chairperson of the Nominating and Corporate Governance Committee of our Board of Directors. Mr. Fay is currently the Director at Crown Castle International Corp., a large fiber-based telecommunications company. In this position Mr. Fay manages all aspects of Network Access Life Cycle for the company. He has held this position since 2020. From 2017 to 2020, Mr. Fay was a principal with Eagle Bay Advisors, LLC, a telecommunications consulting firm. In this position, Mr. Fay assisted clients with cost and efficiency improvements in Access Management across the life cycle spectrum of Access. From 2015 to 2017, Mr. Fay was the Vice President, Access Management for Zayo Communications. In this position Mr. Fay created and managed most aspects of offnet costs, such as, vendor selection, contracting, procurement, quoting, operationalization, vendor management, offnet ordering, offnet grooming and optimization. In this position, Mr. Fay also planned and executed the network integrations of the $1.4B acquisition of Electric Lightwave and the $350M acquisition of Canadian-based Allstream. Mr. Fay received his Bachelor of Science in Operations Research & Industrial Engineering from Cornell University, and his Master of Business Administration from University of Rochester, Simon School of Business.

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Steven Beabout has served as a member of our Board of Directors since August 2020 and serves as the Chairperson of the Compensation Committee of our Board of Directors. Since 2018, Mr. Beabout has been consulting with various startup companies and involved in real estate investing. From 2016-2018, Mr. Beabout was General Counsel of Tectonic, LLC, a SaaS company specializing in big data analytics and customer relationship management (CRM). In this position, Mr. Beabout was in charge of Tectonic’s legal department and negotiated deals with large companies like Coca-Cola, Anhueser-Busch and Wyndham Hotels. From 1996 to 2015, Mr. Beabout was General Counsel and a member of the strategic management team (executive vice-president) of Starz, a company listed on NASDAQ that competes with HBO and Netflix. During his time there, Mr. Beabout assisted with other key management personnel to grow the business from a start-up with $100M in losses to a multi-billion dollar public company. As part of strategic management team, Mr. Beabout was involved in the company’s strategic business decisions and as General Counsel he was responsible for all legal aspects of business, including, but not limited to, negotiation of billion dollar plus contacts with major studios (Universal, Disney and Sony), and distributors (Comcast, Time-Warner, DIRECTV, DISH Networks, Netflix, etc.), human resources and related matters, general corporate matters, post-IPO public board matters, and reviewing filings with the Securities and Exchange Commission.

 Noreen Butler has served as a member of our Board of Directors since October 2022. Ms. Butler’s experience combines over 12 years in senior management and recruitment, following a 7-year career in business development. She is currently the Founder and Chief Executive Officer of RubiCorp Technologies, Inc., a private ridesharing company focused on safely transporting children ages 7+ for busy families and those in need of a safe, trusted ride. Previously, Ms. Butler had been involved in several companies in real estate, biotechnology and the technology industry, holding positions including Senior Advisor, Director of Business Development and Chief Executive Officer. From 2015 through June 2016, Ms. Butler was the Director of Business Development for Frozen Egg Bank Network, a division of global fertility company Donor Egg Bank. From 2016 to 2018, she was a Senior Advisor for Cresa, an international commercial real estate company. Ms. Butler has an undergraduate degree in Communications from Pine Manor College.

Sandy Shoemaker has served as a member of our Board of Directors since December 2021 and serves as Chairperson of the audit committee of our Board of Directors. Ms. Shoemaker retired from public accounting in June 2021 to focus on consulting with small-medium sized companies. She was a partner in the audit service area of EKS&H/Plante Moran and was involved in public accounting since 1990, serving publicly traded and privately held companies. She led the EKS&H SEC practice for several years. Ms. Shoemaker’s experience includes initial and secondary public offerings, reverse mergers, annual and quarterly audits/reviews of public companies, responses to SEC comment letters, assisting with implementation of new accounting pronouncements, business acquisitions, stock-based compensation, and internal controls. Ms. Shoemaker has provided services to companies in the various industries such as bio-tech, franchising, distribution, manufacturing, medical-device, restaurants and real estate industries. She also has extensive experience in working with employee-owned companies. Ms. Shoemaker has numerous professional affiliations including, but limited to, American Institute of Certified Public Accountants (AICPA), the Colorado Society of Certified Public Accountants (CSCPA), and the National Center for Employee Ownership (NCEO). Ms. Shoemaker received her B.S. in Accounting, graduating cum laude, from Southwest Missouri State University.

Scott Bennett has served as our Executive Vice President, Business Operations since October 2021. Prior to joining SOBRsafe, Mr. Bennett co-founded cybersecurity firm GBprotect in 2001, and served as its COO from 2017 to 2019 until its successful sale to Nuspire in 2019. After the sale to Nuspire, Mr. Bennett stayed on with Nuspire as its Vice President, Service Operations from 2019 to 2020.  In this position he was responsible for maintaining the legacy client base and was a key contributor to the integration strategy of all personnel and the migration of the legacy client base.  In addition to his technical contributions to GBprotect, Mr. Bennett was also responsible for key business functions such as quality assurance, inventory management and customer service. Mr. Bennett previously served as CTO/CISO of fintech businesses Catalyst Card Company from 2013 to 2017 and Integrated Printing Solutions from 2004 to 2013. Mr. Bennett has also been the principal owner of The Bennett Group from 2001 to 2021.  The Bennett Group provides consulting services to developing business organizations at both start-up and established corporate environments in the areas of compliance, data architecture, quality management, integration, and general business operations.  Mr. Bennett earned his bachelor’s degree in Telecommunications Management from Michigan State University.

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Michael Watson has served as our Executive Vice President of Sales and Marketing and Revenue Officer since October 2021. From 2013 to October 2021, Mr. Watson was the Executive Vice President Business Development and Chief Innovative Officer at Phoenix Innovate, a marketing company specializing in end-to-end marketing services from research to tactical execution, where he worked as a member of the senior leadership team to identify and execute operational improvements and culture development.  In his positions, he also identified and pursued acquisition targets and monitored and analyzed sales and marketing activity against goals including impact on overall corporate profitability.  From 1992 to 2011, Mr. Watson was the Senior Vice President of BUDCO, a marketing consulting company specializing in strategic execution.  His primary job responsibilities at BUDCO involved providing leadership and direction, including budgeting and profitability, to three sales directors focusing on automotive, healthcare, food and beverage and consumer markets. While at BUDCO he grew the company’s national account team by 490% over 5 years by implementing a healthcare diversification strategy which resulted in the company’s revenue moving from 80% automotive to 40% automotive.  Mr. Watson was also responsible for inventing, developing, and marketing a health insurance dependent audit product which was responsible for over $18 million in revenue during the first 24 months of implementation and quadrupled the size of the company’s call center division.  Mr. Watson is also a professor/instructor at Oakland University in Rochester Hills, Michigan where he teaches MGT 3000 to upper classmen in the School of Business.

BOARD DIVERSITY

Our five directors come from diverse backgrounds. We comply with Nasdaq Listing Rule 5605(f), which requires Nasdaq-listed smaller reporting companies to have at least two diverse directors.

The table below provides certain highlights of the composition of our Board members and nominees as of March 14, 2023. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of March 14, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	2	3	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	5*

* Did not disclose with respect to LGBTQ+ background.

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DIRECTOR NOMINATIONS

The Board nominates directors for election at each annual meeting of stockholders, appoints new directors to fill vacancies when they arise, and has the responsibility to identify, evaluate and recruit qualified director candidates to the Board for such nomination or appointment.

The Nominating and Corporate Governance Committee identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue service are considered for re-election, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. After being nominated by the Nominating Committee, director nominees are selected by a majority of the members of the Board. Although the Company does not have a formal diversity policy, in considering the suitability of director nominees, both the Nominating Committee and the Board consider such factors as they deem appropriate to develop a Board that is diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee and the Board include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in law enforcement, the use of force product industry, intellectual property, business, corporate governance, marketing, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

A stockholder who wishes to suggest a prospective director nominee for the Board may notify the Corporate Secretary of the Company in writing with any supporting material the stockholder considers appropriate. Director nominees suggested by stockholders are considered in the same way as director nominees recommended by other sources.

Term of Office

Our directors hold office until the next annual meeting or until their successors have been elected and qualified, or until they resign or are removed. Our Board of Directors appoints our officers, and our officers hold office until their successors are chosen and qualify, or until their resignation or their removal.

Family Relationships

There are no family relationships among our directors or officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.

Other than the involuntary bankruptcy proceeding mentioned herein, no bankruptcy petition has been filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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5.

Being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director, officer, owner of record or beneficially of more than five percent of any class of voting securities, affiliate of the Company, or any associate of any such director, officer, security holder, or affiliate is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company of any of its subsidiaries.

BOARD AND COMMITTEE MEETINGS

Our Board of Directors held two meetings during the year ended December 31, 2022, which occurred on June 29, 2022, and December 15, 2022, and all directors attended at 100% of the aggregate number of meetings of the Board and of the committees on which each of the directors served. The Board also acted by unanimous written consent seven times during the year ended December 31, 2022.

COMMITTEES

As of April 22, 2022, our Board of Directors has a designated Compensation Committee, consisting of Steven Beabout and Ford Fay. Our Board of Directors has a designated Audit Committee, consisting of Sandy Shoemaker, Steven Beabout and Ford Fay. Our Board of Directors has a Nominating and Corporate Governance Committee, consisting of Ford Fay and Steven Beabout. We also have written charters for each of the Compensation Committee, Audit Committee, and Nominating and Corporate Governance Committee. The written charters can be found on our website at _______

Audit Committee

The primary role of the Audit Committee is to assist with the financial oversight of the Company, which primarily includes the accounting, financial reporting, and audits of the financial statements of the Company.

The Nasdaq Capital Market rules require us to have, subject to certain exceptions, three independent audit committee members upon the listing of our common stock, with at least one member being an “audit committee financial expert”. Our Board of Directors has affirmatively determined that Sandy Shoemaker meets the definition of “independent director” and an “audit committee expert”, and Steven Beabout and Ford Fay qualify as “independent directors” for purposes of serving on an audit committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended and Nasdaq Capital Market rules.

Our Audit Committee held 2 meetings during the year ended December 31, 2022, which occurred on August 11, 2022 and November 14, 2022, and all members attended each meeting. The Audit Committee also acted by unanimous written consent 0 times during the year ended December 31, 2022.

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Compensation Committee

The primary role of the Compensation Committee is to oversee the Company’s overall executive compensation philosophy, policies and programs, and to determine, or recommend to the Board for determination, the compensation of the executive officers of the Company. Further discussion relating to the processes and procedures for the consideration and determination of executive compensation is described under Proposal 2 below.

The Nasdaq Capital Market rules require us to have two independent compensation committee members upon the listing of our common stock. Our Board of Directors has affirmatively determined that Steve Beabout and Ford Fay meets the definition of “independent director” for purposes of serving on a compensation committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended and Nasdaq Capital Market rules.

Our Compensation Committee held 3 meetings during the year ended December 31, 2022, which occurred on July 28, 2022, October 23, 2022 and November 4, 2022, and all members attended each meeting. The Compensation Committee also acted by unanimous written consent 0 times during the year ended December 31, 2022.

Nominating and Corporate Governance Committee

The primary role of the Nominating and Corporate Governance Committee is to identify and recommend to the Board individuals qualified to become members of the Board (consistent with criteria the Board has approved). Further discussions of this process are described under “Director Nominations” above.

The Nasdaq Capital Market rules require us to have two independent nomination committee members upon the listing of our common stock. Our Board of Directors has affirmatively determined that Ford Fay and Steve Beabout meets the definition of “independent director” for purposes of serving on a nomination committee under Rule 10A-3 of the Securities Exchange Act of 1934, as amended and Nasdaq Capital Market rules.

Our Nominating and Corporate Governance Committee held 1 meeting during the year ended December 31, 2022, which occurred on October 3, 2022, and all members attended each meeting. The Nominating and Corporate Governance Committee also acted by unanimous written consent 0 times during the year ended December 31, 2022.

Stockholder Communications

Stockholders who are interested in communicating directly with members of the Board of Directors may do so by writing directly to the individual Board member c/o Secretary, SOBR Safe, Inc., 6400 S. Fiddlers Green Cir., Suite 1400, Greenwood Village, Colorado 80111. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Role of Board of Directors in Risk Oversight

While management is charged with the day-to-day management of risks that the Company faces, the Board of Directors and the Audit Committee are responsible for oversight of risk management. The full Board, and the Audit Committee since it was formed, have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee is tasked with periodically discussing policies with respect to risk assessment and risk management, and the Company’s plans to monitor, control and minimize such risks and exposures, with the independent public accounting firm, internal auditors and management.

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CODE OF ETHICS

On April 22, 2022, our Board of Directors adopted a code of business conduct and ethics applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. The code of business conduct and ethics will be publicly available on our website at ____________________. Any substantive amendments or waivers of the code of business conduct and ethics or code of ethics for senior financial officers may be made only by our Board of Directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq. Additionally, we adopted a policy on insider trading which will be publicly available on our website at __________________.

SECTION 16(A) BENEFICIAL OWNERSHIP

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

DELINQUENT SECTION 16(A) REPORTS

During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
David Gandini	0	0	1
Jerry Wenzel	2	5	0
Ford Fay	0	0	0
Steven Beabout	0	2	0
Noreen Butler	0	0	1
Sandy Shoemaker	1	2	1
Michael Watson	1	1	1
Scott Bennett	0	0	2

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EXECUTIVE OFFICERS AND DIRECTORS; EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by (i) the Company’s Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in the years ended December 31, 2022, 2021, and 2020 (“Named Executive Officers”):

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Gandini, CEO and Secretary(2)	2022	253,750	150,000		-0-		-0-	-0-	-0-	-0-	403,750
	2021	210,000	-0-	(3)	43,804	(4)	-0-	-0-	-0-	-0-	253,804	(4)
	2020	185,000	-0-		-0-		-0-	-0-	-0-	-0-	185,000

Kevin Moore, Former CEO (5)	2022	40,000	-0-		-0-		-0-	-0-	-0-	-0-	40,000
	2021	185,500	-0-	(6)	43,804	(7)	-0-	-0-	-0-	-0-	229,304	(7)
	2020	213,000	-0-		-0-		-0-	-0-	-0-	-0-	213,000

Jerry Wenzel, CFO(8)	2022	185,417	-0-		287,750	(9)	409,611	-0-	-0-	-0-	882,778	(9)

Scott Bennett, EVP of Bus Ops(10)	2022	175,000	-0-		108,500	(11)	-0-	-0-	-0-	-0-	283,500	(11)
	2021	89,167	-0-		45,532	(12)	540,706	-0-	-0-	-0-	675,405	(12)

Michael Watson, EVP of Sales & Marketing(13)	2022	175,000	-0-		162,750	(14)	-0-	-0-	-0-	-0-	337,750	(14)
	2021	39,824	-0-		-0-		687,639	-0-	-0-	-0-	727,463

Dean Watson, Former CTO(15)	2021	138,472	-0-		-0-		-0-	-0-	-0-	-0-	138,472

(1)	Includes amounts paid and/or accrued.
(2)	Mr. Gandini was appointed as our Chief Executive Officer in October 2021. Mr. Gandini previously served as our Chief Revenue Officer and Chief Financial Officer.
(3)	Since Mr. Gandini received Restricted Stock Units in lieu of a cash bonus, his bonus amount is set forth under “Stock Awards” in the above table.
(4)

Includes 20,959 Restricted Stock Units under our 2019 Equity Incentive Plan, which were issued to Mr. Gandini in lieu of executive bonus he earned for 2020.  The RSUs were valued based on the fair market value of our common stock on the date of grant.

(5)

Mr. Moore was appointed as our Chief Executive Officer on October 25, 2019, resigned as our Chief Executive Officer effective October 18, 2021, and continued employed in a strategic advisor position until October 31, 2022.

(6)	Since Mr. Moore received Restricted Stock Units in lieu of a cash bonus, his bonus amount is set forth under “Stock Awards” in the above table.
(7)

Includes 20,959 Restricted Stock Units under our 2019 Equity Incentive Plan, which were issued to Mr. Moore in lieu of executive bonus he earned for 2020.  The RSUs were valued based on the fair market value of our common stock on the date of grant.

(8)	Mr. Wenzel was hired as our Chief Financial Officer in January 2022.
(9)	Includes the value of 91,667 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of grant.
(10)	Mr. Bennett was hired as our Executive Vice President of Business Operations in October 2021.
(11) (12)

Includes the value of 50,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on fair market value of our common stock on the dates of grant.

Includes the value of 20,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on fair market value of our common stock on the dates of grant.

(13) (14)

Mr. Watson was hired as our Executive Vice President of Sales and Marketing in October 2021.

Includes the value of 75,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on fair market value of our common stock on the dates of grant.

(15)	Dean Watson was terminated effective August 20, 2021.

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PAY VS. PERFORMANCE

Year	Summary Compensation Table Total for First PEO	Summary Compensation Table Total for Second PEO	Compensation Actually Paid to First PEO	Compensation Actually Paid to Second PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income (Loss)
2022	$403,750	$-	$(209,780)	$-	$501,343	$(105,799)	$11	$(12,354,930)
2021	$35,000	$221,304	$35,000	$545,366	$440,036	$547,049	$101	$(7,870,378)

During 2022, our Chief Executive Officer (PEO) was David Gandini.  During 2021, our Chief Executive Officers (PEOs) were Kevin Moore and David Gandini. David Gandini replaced Kevin Moore as PEO effective October 18, 2021.  During 2022, our NEOs consisted of Jerry Wenzel, Scott Bennett, and Michael Watson.  During 2021, our NEOs consisted of David Gandini (through October 18, 2021), Scott Bennett, Michael Watson, and Dean Watson.

The following table sets forth the adjustments made to arrive at compensation “actually paid” to our PEOs during each of the years represented in the PVP Table:

Adjustments to Determine Compensation “Actually Paid” to PEOs	2022	2021
Deduction for amounts reported under the “Option Awards” column in the SCT	$-	$(43,804)
Increase for fair value of awards granted during year that remain unvested at year end	-	186,745
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested at year-end	-	3,535
Change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(613,530)	177,586
Total Adjustments	$(613,530)	$324,062

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The following table sets forth the adjustments made to arrive at the average compensation “actually paid” to our non-PEO NEOs during each of the years represented in the PVP Table:

Adjustments to Determine Average Compensation “Actually Paid” to non-PEO NEOs	2022	2021
Deduction for amounts reported under the “Stock Awards” column in the SCT	$(186,333)	$(22,334)
Deduction for amounts reported under the “Option Awards” column in the SCT	(136,537)	(307,086)
Increase for fair value of awards granted during year that remain unvested at year end	69,106	357,362
Increase for fair value of awards granted during year that vest during year	13,660	48,198
Change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested at year-end	(144,700)	603
Change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(222,338)	30,270
Total Adjustments	$(607,142)	$107,013

The following graph reflects the value of a fixed investment of $100 made on December 31, 2020:

Prior to the Company's up list to Nasdaq in May of 2022, the Company's stock was thinly traded on the OTC Pink and OTCQB markets. Due to a very limited float and a lack of investor awareness, SOBRsafe’s stock was not subject to an efficient trading market. In addition, there existed a substantial legacy shareholder base in the illiquid entities preceding SOBRsafe. Upon Nasdaq up list many of those shareholders chose to realize liquidity and exited the stock.  The Company’s tradeable float is now approximately 12 million shares, and its post up list commitment to creating new investor awareness is reflected in the trading volume and shareholder count increases detailed below.

The following table compares the Company's stock, equity and cash as of and for the years ended December 31, 2020, 2021 and 2022:

	December 31, 2020	December 31, 2021	December 31, 2022
Common Shares Outstanding	8,640,678	8,778,555	16,972,241
Annual Trading Volume of Shares	52,365	77,662	334,819,866
Approximate Shareholders of Record	170	175	4,200
Shareholders' Equity (Deficit)	$3,039,484	$(483,593)	$9,090,353
Cash	$232,842	$882,268	$8,578,997

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Since 2019 the Company has been developing products leveraging proprietary transdermal (touch-based) technology to identify the presence of alcohol quickly and hygienically. During 2022 the Company raised $19.5M in support of the first product sales, continued product development, sales force deployment and its operational structure to support future sales growth.

As a result of the Company's transition in 2022 from a development stage level of operations to initial product sales, the PEOs’ and non-PEO NEOs’ level of compensation is consistent with the necessary experience required to raise capital, develop products, launch to customer markets and generate revenue. The comparison of the decline in investment value and losses incurred to the PEO and non-PEO NEO compensation are reflective of the Company moving from a limited shareholder base and trading volumes, and the required investments for product and market development to generate revenue.

Employment Contracts

David Gandini. On January 30, 2023, we entered into an Employment Agreement with Mr. Gandini to continue to serve as our Chief Executive Officer through December 31, 2025 (the “Term”). The Term will automatically renew for additional terms of one year unless written notice not to renew is otherwise given by either Mr. Gandini or the Company.

Under the terms of the Employment Agreement, Mr. Gandini will receive an annual base salary of $300,000. For each subsequent calendar year of the Term and Renewal Terms, Mr. Gandini will receive salary adjustments as recommended by the Compensation Committee and approved by the Company’s Board of Directors (the “Board”). Mr. Gandini is also entitled to participate in the Company’s Annual Bonus Plan and any and all other incentive payments available to executives of the Company. Mr. Gandini may also be provided with regular equity grants commensurate with his role and as awarded by the Board pursuant to the Company’s 2019 Equity Incentive Plan.

 Jerry Wenzel. In connection with hiring Mr. Wenzel, we entered into an Executive Employment Agreement with Mr. Wenzel. Under the terms of his Employment Agreement, Mr. Wenzel will serve as our Chief Financial Officer until January 1, 2024, unless he is terminated pursuant to the termination provisions set forth in his agreement. Under the terms of his Employment Agreement, Mr. Wenzel will perform services for us that are customary and usual for a chief financial officer of a company, in exchange for: (i) an annual base salary of $225,000 effective January 2023, (ii) incentive stock options under our 2019 Equity Incentive Plan to acquire 66,667 shares of our common stock, at an exercise price of $8.25 per share, which is equal to 110% of the fair market value of our common stock on January 10, 2022 (the date the options were eligible to be issued under Mr. Wenzel’s Employment Agreement), and repriced effective November 4, 2022, to an exercise price of $2.39 per share with the stock options to vest in eight equal quarterly installments of 8,334 shares during the two-year term of the Employment Agreement, with a ten year term, and (iii) 16,667 Restricted Stock Units under our 2019 Equity Incentive Plan, and vested in November 2022.  On November 4, 2022, Mr. Wenzel was granted 75,000 Restricted Stock Units under our 2019 Equity Incentive Plan, that vest on June 1, 2023.

Scott Bennett.  On August 17, 2021, we entered into an Executive Employment Agreement with Scott Bennett (the “Bennett Agreement”) to serve as our Executive Vice President of Business Operations beginning on October 18, 2021.  Under the terms of the Bennett Agreement, Mr. Bennett performs services for us that are customary and usual for a EVP of business operations of a company, in exchange for: (i) a base salary of $175,000, (ii) incentive stock options under our 2019 Equity Incentive Plan to acquire up to 33,334 shares of our common stock at $9.21 per share (110% of fair market value on the date of grant), and repriced effective November 4, 2022, to an exercise price of $2.39 per share which options vest in equal quarterly installments overs a two year period, and (iii) 16,667 Restricted Stock Units under our 2019 Equity Incentive Stock Plan, which vested in November 2022. On November 4, 2022, Mr. Bennett was granted 50,000 Restricted Stock Units under our 2019 Equity Incentive Plan, that vest on June 1, 2023. The Bennett Agreement is for a two-year term.

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Prior to hiring Mr. Bennett has an executive officer, Mr. Bennett was granted (i) 3,334 Restricted Stock Units pursuant to a prior consulting arrangement with us, and (ii) a stock option to acquire 33,334 shares of our common stock at an exercise price of $10.14 per share under a prior employment agreement with us and repriced effective November 4, 2022, to an exercise price of $2.39 per share.  The restricted stock units were issued under our 2019 Equity Plan and vested in November 2023.  The stock options were also issued under our 2019 Equity Incentive Plan and vest in equal installments, monthly over a thirty-six (36) month period beginning May 17, 2021.

Michael Watson.  On October 18, 2021, we entered into an Executive Employment Agreement with Michael Watson (the “Watson Agreement”) to serve as our Executive Vice President of Sales and Marketing and Revenue Officer.  Under the terms of the Watson Agreement, Mr. Watson performs services for us that are customary and usual for a EVP of sales and marketing of a company, in exchange for: (i) a base salary of $200,000 effective January 2024 and is eligible to participate in any executive bonus plans, and (ii) incentive stock options under our 2019 Equity Incentive Plan to acquire up to 83,334 shares of our common stock at $9.21 per share (110% of fair market value on the date of grant), and repriced effective November 4, 2022, to an exercise price of $2.39 per share which options vest in equal quarterly installments overs a two year period. On November 4, 2022, Mr. Watson was granted 75,000 Restricted Stock Units under our 2019 Equity Incentive Plan, that vest on June 1, 2023. The Watson Agreement is for a two-year term.

Additionally, on March 14, 2023, the following individuals have entered into Indemnification Agreements with the Company, which are to be approved by the stockholders under Proposal 5:

•	David Gandini – Board Chair, Secretary & CEO
•	Steven Beabout – Board Director & Compensation Committee Chair
•	Sandy Shoemaker – Board Director & Audit Committee Chair
•	Ford Fay – Board Director & Corp Governance Committee Chair
•	Noreen Butler – Board Director
•	Jerry Wenzel – CFO & Treasurer
•	Michael Watson – Chief Revenue Officer
•	Scott Bennett – EVP of Operations

Director Compensation

The following table sets forth director compensation for 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David Gandini	-0-	-0-		-0-		-0-	-0-	-0-	-0-

Kevin Moore(1)	-0-	-0-		-0-		-0-	-0-	-0-	-0-

Ford Fay	-0-	-0-		-0-		-0-	-0-	-0-	-0-

Steven Beabout	-0-	217,000	(2)	-0-		-0-	-0-	-0-	217,000	(2)

James Bardy(3)	-0-	-0-		-0-		-0-	-0-	-0-	-0-

Noreen Butler(4)	-0-	-0-		37,346	(5)	-0-	-0-	-0-	37,346	(5)

Sandy Shoemaker	-0-	32,550	(6)	-0-		-0-	-0-	-0-	32,550	(6)

(1)	Mr. Moore resigned from our Board of Directors in September 2022.
(2)	Includes the value of 100,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of grant.
(3)	Mr. Bardy resigned from our Board of Directors in September 2022.
(4)	Ms. Butler joined our Board of Directors in October 2022.
(5)	Includes the value of 25,000 stock options granted to acquire shares of our common stock under our 2019 Equity Incentive Plan.
(6)	Includes the value of 15,000 Restricted Stock Units under our 2019 Equity Incentive Plan based on the fair market value of our common stock on the date of grant.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors may receive restricted stock units or stock options to purchase common shares as awarded by our Board of Directors or (as to future stock options) the Compensation Committee of our Board of Directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

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Outstanding Equity Awards

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers on December 31, 2022:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

David Gandini(1)	320,707	0	0	$0.7902	November 1, 2029 (1)	0	0	0	0

Jerry Wenzel	33,333	0	33,334	$2.39	January 10, 2027	0	0	75,000	71,250

Scott Bennett	40,279	0	26,389	$2.39	May 17, 2031- October 11, 2032	0	0	50,000	47,500

Michael Watson	52,084	0	31,250	$2.39	October 11, 2031- October 11, 2032	0	0	75,000	71,250

(1)

Under the terms of Mr. Gandini’s stock option grant, the options expire ten (10) years from the date of vesting. Mr. Gandini had 66,813 options vest on November 1, 2019. As a result, those initial options expire on November 1, 2029.

Aggregated Option Exercises

No options were exercised during the year ended December 31, 2022 by our named executive officers.

Long-Term Incentive Plan

Currently, our company does not have a formal long-term incentive plan in favor of any director, officer, consultant or employee of our company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of March 14, 2023, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Nature of Beneficial Ownership	Amount		Percent of Class (1)
Common Stock	David Gandini(3)	CEO, Secretary and Director	799,598	(4)	4.5%

Common Stock	Jerry Wenzel(3)	CFO	101,962	(5)	< 1%

Common Stock	Scott Bennett(3)	EVP Sales & Marketing	96,649	(6)	< 1%

Common Stock	Michael Watson(3)	EVP/Revenue Officer	105,019	(7)	< 1%

Common Stock	Ford Fay(3)	Director	38,224	(8)	< 1%

Common Stock	Steven Beabout(3)	Director	582,806	(9)	3.4%

Common Stock	Noreen Butler(3)	Director	6,250	(10)	< 1%

Common Stock	Sandy Shoemaker(3)	Director	54,045	(11)	< 1%

Common Stock	Gary Graham 6400 S. Fiddlers Green Circle, Suite 525 Greenwood Village, CO 80111	5% Holder	2,711,923	(12)	15.1%

Common Stock	Michael A. Lanphere 400 N. Tustin Ave., Suite 225 Santa Ana, CA 92705	5% Holder	966,742		5.6%

Common Stock	Empery Debt Opportunity c/o Empery Asset Management, LP, 1 Rockefeller Plaza, Suite 1205 New York, NY 10020	5% Holder	1,451,240	(14)	7.8%

Common Stock	Armistice Capital Master Fund Ltd. c/o Armistice Capital 510 Madison Ave, 7th Floor New York, NY 10022	5% Holder	7,660,134	(13)	50.9%

	All Officers and Directors as a Group (8 persons)		1,784,553	(15)	9.7%

(1)

Unless otherwise indicated, based on 17,209,570 shares of Common Stock issued and outstanding. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)	Unless indicated otherwise, the address of the shareholder is 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111.

(3)	Indicates one of our officers or directors.

(4)

Includes vested stock options to acquire 335,705 shares of our Common Stock at an exercise price of $0.7902 per share. Includes 1,000,000 shares of Series B Preferred Stock, which converts into 333,334 shares of our common stock and vote on an as converted basis. Includes warrants to acquire 47,060 shares of our Common Stock at an exercise price of $2.125 per share.

(5)

In connection with Mr. Wenzel’s hiring as our Chief Financial Officer, he was granted incentive stock options to acquire 66,667 shares of our common stock and 16,667 Restricted Stock Units under the 2019 Equity Incentive Plan. Includes vested stock options to acquire 33,334 shares of our Common Stock at an exercise price of $2.39 per share. Includes warrants to acquire 23,530 shares of our Common Stock at an exercise price of $2.125 per share. Does not include 75,000 restricted stock units owned by Mr. Wenzel since those restricted stock units have not vested.

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(6)

Includes shares of our common stock underlying (i) a $50,000 convertible debenture, convertible at $9.00 per share (6,279 shares) and (ii) 2,778 shares underlying a warrant exercisable at $9.00 per share. Includes vested stock options to acquire 41,203 shares of our common stock at exercise prices $2.39 per share. Does not include 50,000 restricted stock units owned by Mr. Bennett since those restricted stock units have not vested.

(7)

Includes vested stock options to acquire 52,084 shares of our Common Stock at an exercise price of $9.24 per share. Includes warrants to acquire 35,290 shares of our Common Stock at an exercise price of $2.125 per share. Does not include 75,000 restricted stock units owned by Mr. Watson since those restricted stock units have not vested.

(8)

Includes vested stock options to acquire 29,167 shares of our common stock at exercise prices from $0.7902 of $2.32 per share. Also includes: (i) 6,279 shares of our common stock underlying a $50,000 principal amount convertible promissory note, convertible into shares of our common stock at $9.00 per share, and (ii) 2,778 shares of our common stock underlying a warrant, exercisable at $9.00 per share.

(9)

Includes 75,545 held in the name of C&S Trust, a trust controlled by Kathren Beabout, who is Mr. Beabout’s spouse. Mr. Beabout’s children are the beneficiaries of C&S Trust. Mr. Beabout also has interests in IDTEC, LLC and SOBR Safe, LLC, both of which own shares of our common stock. Mr. Beabout does not have a controlling interest in either entity, so the stock owned by those entities is not reflected in his ownership. Includes vested stock options to acquire 6,250 shares of our common stock at exercise prices at $2.32 per share. Includes warrants to acquire 117,600 shares of our Common Stock at an exercise price of $2.125 per share. Does not include 100,000 restricted stock units owned by Mr. Beabout since those restricted stock units have not vested.

(10)	Includes vested stock options to acquire 6,250 shares of our Common Stock at an exercise price of $3.06 per share, which have a 3-year term.

(11)

Includes vested stock options to acquire 16,667 shares of our Common Stock at an exercise price of $2.17 per share, which have a 10-year term. Includes warrants to acquire 23,530 shares of our Common Stock at an exercise price of $2.125 per share.

(12)

Includes shares owned in the name of IDTEC, LLC and SOBR Safe, LLC, both of which are controlled by a limited liability company that is controlled by Mr. Graham. IDTEC, LLC and SOBR Safe, LLC. Includes 2,000,000 shares of Series B Preferred Stock owned by IDTEC, LLC, which converts into 666,667 shares of our common stock and vote on an as converted basis. Includes warrants to acquire 47,868 shares of our Common Stock at an exercise price of $2.125 per share.

(13)

Includes warrants purchased in the May 2022 Uplist Financing to acquire 2,023,400 shares of our Common Stock at an exercise price of $2.125 per share, warrants purchased in the PIPE Offering to acquire 3,378,378 shares of our Common Stock at an exercise price of $1.350 per share, and warrants acquired and subject to Adjustment terms (as defined in the respective Warrants) of the March 2022 Armistice Warrant and the September Armistice Warrant to acquire 2,258,356 shares of our Common Stock at an exercise price of $1.350 per share; however the number of shares for this Beneficial Owner gives effect to the beneficial ownership limitations where the beneficial owner may not exercise these warrants and prefunded warrants to the extent such exercise would cause the beneficial owner to beneficially own a number of shares of Common Stock which would exceed 4.99%, or 9.99%, as applicable, of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the warrant which have not been exercised.

(14)	Includes common share equivalents for convertible debt purchased in March 2023 of 1,160,992 and warrants of 290,248.

(15)

Includes an aggregate of 522,743 vested options to purchase our Common Stock, 18,114 shares of our Common Stock underlying an aggregate of $100,000 principal amount convertible debentures, that are owned by our officers and directors, 247,010 shares underlying warrants held by our officers and directors, and 315,000 shares of our Series B Preferred Stock owned by our officers and directors, which amount is also added to our outstanding Common Stock for the percentage calculation.

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We are not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. We are not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. We do not have an investment advisor.

There are no current arrangements which will result in a change in control.

EQUITY COMPENSATION PLAN INFORMATION

On October 24, 2019, our 2019 Equity Incentive Plan went effective. The plan was approved by our Board of Directors and the holders of a majority of our voting stock on September 9, 2019. The plan’s number of authorized shares was originally 1,282,823. On January 7, 2022, the holders of a majority of our voting stock approved an amendment to the Plan that increased the number of shares authorized under the Plan to 1,733,333.

 The following table sets forth information as of December 31, 2022, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plan approved by security holders	1,466,814	$1.69	2,125
Equity compensation plan not approved by security holders	-	-	-
Total	1,466,814	$1.69	2,125

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Relationship and Related Transactions

We have not entered or been a participant in any transaction in which a related person had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last three completed fiscal years.

We do have a written policy concerning the review, approval, or ratification of transactions with related persons.

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Currently, four of our directors are considered independent, namely Steven Beabout, Ford Fay, Noreen Butler, and Sandy Shoemaker. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship that, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;

•

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Corporate Governance and Director Independence

As of December 31, 2022, our Board of Directors consisted of David Gandini, Noreen Butler, Ford Fay, Steven Beabout, and Sandy Shoemaker. As of December 31, 2022, four of our directors qualified as an “independent director” as the term is used in NASDAQ Rule 5605(a)(2), namely Noreen Butler, Ford Fay, Steven Beabout, and Sandy Shoemaker. Our Board of Directors has a designated compensation committee, consisting of Steven Beabout and Ford Fay. Our Board of Directors has a designated audit committee, consisting of Sandy Shoemaker, Steven Beabout and Ford Fay.  Our Board of Directors has a designated nominating and corporate governance committee consisting of Ford Fay and Steven Beabout.

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PROPOSAL NO. 2

“SAY-ON-PAY” ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act, and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) require that at stockholder meetings at which directors are to be elected, certain public companies submit to their stockholders what is commonly known as a “Say-on-Pay” proposal. A Say-on-Pay proposal gives stockholders the opportunity to vote to approve or not approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”). The NEOs’ total compensation is described in the Executive Compensation disclosure included in the company’s annual report as well as in this Proxy Statement.

This Say-on-Pay advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and our compensation philosophy, policies and practices, as disclosed under the Executive Compensation section of this Proxy Statement.

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by the Company’s Compensation Committee. Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value. The Compensation Committee attempts to balance the compensation of our NEOs between near term compensation (being the payment of competitive salaries) with providing compensation intended to reward executives for the Company’s long-term success (being equity based compensation). Moreover, the equity-based compensation element is intended to further align the longer-term interests of our executive officers with that of our stockholders.

We believe our executive compensation program implements our primary objectives of attracting and retaining qualified executive level personnel, providing the executives with reasonable contractual terms that offer some level of security, and motivating executive level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our stockholders. Stockholders are encouraged to read the “Executive Officers and Directors; Executive Compensation” section of this Proxy Statement for a more detailed discussion of the compensation structure and programs implemented by the Company, which we expect to continue going forward.

We ask our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement by voting “FOR” the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Executive Officers and Directors; Executive Compensation ” section, the tabular disclosure regarding such compensation, and the accompanying narrative executive compensation disclosures set forth in the Company’s 2022 Annual Meeting Proxy Statement, is hereby APPROVED.

Required Vote

This proposal will be approved by the affirmative vote of a majority of the voting securities present and represented by proxy and entitled to vote at the Annual Meeting. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. Our Board of Directors and Compensation Committee value the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs. Abstentions and broker non-votes will have the same effect as votes against this proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 3

“SAY-WHEN-ON-PAY” ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, and Section 951 of the Dodd-Frank Act, require that public companies give their stockholders the opportunity to vote, at stockholder meetings at which directors are to be elected and on an advisory basis, the frequency with which companies include in their meeting materials an advisory vote to approve or not approve the compensation of their NEOs. The Company is required to hold a say-when-on-pay advisory vote at least once every six years. The next say-when-on-pay advisory vote will be held at the 2029 annual stockholder meeting.

Our Board of Directors and Compensation Committee believe that an advisory vote on executive compensation that occurs every three years is the most appropriate choice for the Company, as a triennial vote complements the Company’s goal to create a compensation program that enhances long-term stockholder value. To facilitate the creation of long-term, sustainable stockholder value, all our compensation awards are contingent upon successful completion of multi-year performance or upon successful completion of periods of service to the Company. A triennial vote will provide stockholders the ability to evaluate our compensation program over a time period similar to the periods associated with our compensation awards, allowing them to compare the Company’s compensation program to the long-term performance of the Company.

The Company, Board of Directors, and Compensation Committee would similarly benefit from this longer time period between advisory votes. Three years will give the Company sufficient time to fully analyze the Company’s compensation program (as compared to the Company’s performance over that same period) and to implement necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed. The greater time period between votes will also allow the Company to consider various factors that impact the Company’s financial performance, stockholder sentiments and executive pay on a longer-term basis. The Board of Directors and Compensation Committee believe anything less than a triennial vote may yield a short-term mindset and detract from the long-term interests and goals of the Company.

Stockholders have the opportunity to cast their vote on the preferred voting frequency by selecting the option of holding an advisory vote on executive compensation: (1) “EVERY THREE YEARS,” (2) “EVERY TWO YEARS”, (3) “EVERY ONE YEAR,” or stockholders may “ABSTAIN.” The stockholder vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes.

Required Vote

The option that receives the most votes will be deemed the preference of the stockholders. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. Our Board of Directors and Compensation Committee value the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

 Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT A “SAY-ON-PAY” ADVISORY VOTE ON EXECUTIVE COMPENSATION “EVERY THREE (3) YEARS.”

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 PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2019 EQUITY INCENTIVE PLAN

On March 15, 2023, the Board of Directors approved an amendment to increase the number of shares of common stock available for award under the Company’s 2019 Equity Incentive Plan (the “Plan”), subject to approval by our stockholders. The amendment to the Plan increases the number of shares of common stock authorized for issuance under the Plan from 1,733,333 shares plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year, to 3,500,000 shares (representing approximately 20% of the Company’s outstanding stock as of the date of Board approval) plus an automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year.

As of the date of this Proxy Statement, 2,581,207shares have been issued under the Plan in the form of stock option or restricted stock units, leaving only 740 shares available for issuance under the Plan. The approval of the amendment to the Plan by our stockholders is important because the number of shares authorized for issuance under the Plan is currently not expected to be sufficient to meet our needs over the next year.

In view of the foregoing, on March 15, 2023, the Board approved the amendment to the Plan, provided that the amendment is subject to approval by our stockholders and will be null and void if not approved by our stockholders. Therefore, our Board and management recommend that stockholders approve the amendment to the Plan. If our stockholders do not approve the amendment, the Plan will remain in effect but without the changes provided in the amendment.

Purpose of the Plan

The Plan advances the interest of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding those individuals who contribute to the achievement by the Company of its operational and financial objectives.

Under the terms of the Plan, the Compensation Committee of the Board of Directors will administer the Plan (the “Committee”). The Committee will, at its discretion, issue the authorized shares to eligible recipients in the form of: (i) stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”) (“Qualified Stock Options”), (ii) stock options that do not qualify as incentive stock options (“Non-Qualified Stock Options” and together with the Qualified Stock Options, the “Options”), (iii) Stock Appreciation Rights (“SAR Awards”), (iv) awards of shares that are subject to certain restrictions specified in the Plan (each a “Restricted Stock Award”), (v) Restricted Unit Awards (“RSU Awards”); (vi) Performance Awards; and (vii) Other Awards, as such terms are defined in the Plan.

Below is a summary of the Plan. Unless otherwise indicated, all capitalized terms shall have the same meaning as defined in the Plan.

 Description of the Plan

Plan Adoption and Prior Amendments. Our Board of Directors adopted the Plan on September 9, 2019, subject to stockholder approval. The Plan was approved by a majority of our stockholders on September 9, 2019 and went effective on or about October 25, 2019. Upon adoption of the Plan, as total of 1,282,823 shares of common stock were available for award thereunder (representing approximately 20% of the Company’s then-outstanding common stock), with such amount automatically increasing on February 1 of each year by 5% of the total number of shares of common stock outstanding on December 31 of the preceding year. On January 7, 2022, our stockholders approved an amendment to the Plan to increase the shares authorized for issuance thereunder to 1,733,333 (which represented approximately 20% of our outstanding shares at the date of amendment approval), plus the automatic increase on February 1 of each year equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year. Subsequent to that approval the Company conducted offerings which included an up list to Nasdaq and a Private Investment.  There are currently 2,581,947 shares authorized for issuance under the Plan, consisting of the 1,733,333 shares as authorized on January 7, 2022, plus 848,614 shares added per the automatic increase on the February 1, 2023.

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Purpose. The Plan provides the Company with the ability to attract and retain highly qualified Eligible Recipients to perform services for the Company and its Subsidiaries. By providing these Eligible Recipients with equity-based awards, the Plan gives each Eligible Recipient an incentive to perform and increase the value of the Company, aligning the interests of these Eligible Recipients with the Company and its stockholders.

Administration. The Plan will be administered by the Compensation Committee of the Board of Director. The Committee may adopt rules and regulations for carrying out Plan. The interpretations and decisions of the Committee are final and conclusive on all persons participating or eligible to participate in the Plan.

Stock Subject to the Plan. Under the Plan, the Committee may award Eligible Recipients with shares of Common Stock in the form of Options, Restricted Stock Awards, SARs, RSUs, Performance Awards, and Other Awards, as such terms are defined in the Plan. Under this proposed amendment to the Plan a total of 3,500,000 shares of the Company’s Common Stock, subject to stock splits, recapitalizations and other adjustments, will be available for issuance under the Plan, subject to the automatic 5% increase on February 1 of each year. The Common Stock issued under the Plan will be from authorized but unissued shares of our Common Stock.

Eligibility. Eligible Recipients may be selected by the Committee to receive equity-based awards under the Plan. Eligible Recipients include all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary. Although the Company estimates currently that approximately twenty five (25) individuals associated with the Company and its subsidiaries will qualify as Eligible Recipients, that number is expected to increase.

Options. Each Option granted under the Plan is subject to the following terms and conditions:

(a) Exercise Price. The per share price to be paid by an Eligible Recipient upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (110% of the Fair Market Value if, at the time the Qualified Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(b) Exercise of the Options. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

(c) Form of Consideration. The purchase price of the shares to be purchased upon exercise of an Option will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee in its discretion. The Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods. The Committee, in its discretion, may permit a particular Participant to pay all or a portion of the Option Price, and/or the tax withholding liability with respect to the exercise of an Option either by surrendering shares of stock already owned by such Participant or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. The Committee, in its sole discretion, may establish such other terms and conditions for the payment of the exercise price, as it deems appropriate.

(d) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to a grantee’s Qualified Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as Non-Qualified Stock Options. For this purpose, fair market value is determined as of the grant date.

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Restricted Stock Awards. Under the Plan, the Committee may grant Restricted Stock Awards to Eligible Recipients. The Committee may impose such restrictions or conditions to the vesting of these Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employment or service of the Company or a Subsidiary for a certain period, or that the Participant or the Company satisfy certain performance goals or criteria. Unless the Committee determines otherwise, all shares of Common Stock granted as a Restricted Stock Award shall have all voting, dividend, liquidation and other rights associated with becoming a holder of record of such shares as if Participant were the holder of shares of unrestricted Common Stock.

Stock Appreciation Rights. Under the Plan, the Committee may grant Stock Appreciation Rights to Eligible Recipients. A Stock Appreciation Right is the right to receive the appreciation on Common Stock that is granted under the Plan. The SARs are subject to the same terms and conditions as the Options.

Restricted Unit Award. Under the Plan, the Committee may grant Restricted Unit Awards to Eligible Recipients. A Restricted Unit Award is the right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Eligible Recipient is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between an Eligible Recipient and the Company or an Affiliate or any other person. An Eligible Recipient will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

Performance Award. Under the Plan, the Committee may grant a Performance Award to Eligible Recipients. A Performance Award is an award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of the Plan, with such terms as are approved by the Board of Directors. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for in the Plan. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

Effective Date and Duration of the Plan. The Plan went effective on or about October 25, 2019, and terminates at midnight on October 24, 2029, unless terminated upon an earlier date by the Board of Directors. The current amendment does not extend the life of the Plan.

Registration of the Plan. The Company’s Board of Directors may, at any time and in its sole discretion, elect to register the Plan and the securities authorized for issuance under the Plan with the Securities and Exchange Commission.

Termination or Amendment of the Plan. The Company’s Board of Directors may, at any time and without stockholder approval, terminate or amend the Plan, including amending the Plan to increase the number of shares of Common Stock available for issuance.

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 U.S. Federal Income Tax Consequences

The Plan, in part, is a qualified plan for Federal income tax purposes. As such, the Company is entitled to (a) withhold and deduct from future wages of the Eligible Recipient, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to a Qualified Stock Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, a Qualified Stock Option or a disqualifying disposition of stock received upon exercise of a Qualified Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to a Qualified Stock Option.

New Plan Benefits

Participation in the Plan is entirely within the discretion of the Committee. Because we cannot predict the rate at which the Committee will make awards to Eligible Recipients or the terms of the awards granted under the Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the Plan for the current fiscal year.

Vote Required

This proposal will be approved by the affirmative vote of a majority of the voting securities present and represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against this proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2019 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 5

RATIFICATION OF INDEMNIFICATION AGREEMENTS ENTERED INTO BY THE COMPANY WITH EACH OF THE EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY, AND AUTHORIZATION TO ENTER INTO INDEMNIFICATION AGREEMENTS IN THE SAME FORM WITH FUTURE EXECUTIVE OFFICERS AND DIRECTORS

On January 26, 2023, the Board approved a form of indemnification agreement, substantially in the form attached as Appendix A to this proxy statement (the “Indemnification Agreement”) and authorized and directed the Company to enter into the Indemnification Agreement with each of our current and future officers and directors. On March 15, 2023, the Company entered into the Indemnification Agreement with each of our current directors and executive officers. We are asking you to ratify and approve our execution of the Indemnification Agreement with each of our current and future directors and executive officers.

Pursuant to the terms and conditions of the Indemnification Agreement, the officers and directors party to the agreement are indemnified by the Company against certain liabilities arising out of their service to the Company. Prior to the entry into the Indemnification Agreements, we did not have separate indemnification agreements with our directors and officers, and our directors and officers were only subject to indemnification to the extent provided in the Company’s certificate of incorporation and bylaws.

We believe that enhancing the ability of the Company to retain and attract the most capable persons as directors and officers is in the best interests of the Company and that the Company therefore should seek to assure such persons that indemnification and insurance coverage is available. In recognition of the need to provide directors and officers with substantial protection against personal liability, in order to procure their continued service as an officer or director of the Company and to enhance Indemnitee’s ability to serve the Company in an effective manner, and in order to provide such protection pursuant to express contract rights (intended to be enforceable irrespective of, among other things, any amendment to the Company’s certificate of incorporation or bylaws, any change in the composition of the Board of Directors, or any change in control or business combination transaction relating to the Company), the Company believes it necessary to enter into the Indemnification Agreement with the Company’s directors and officers.

Although neither stockholder approval nor ratification of the Indemnification Agreement is required by law, we believe it is appropriate to submit the Indemnification Agreement to the Company’s stockholders for ratification given that the directors and the officers are parties to, and the beneficiaries of, the rights contained in the Indemnification Agreement. If the stockholders fail to ratify the Indemnification Agreement, the Board of Directors will consider whether or not to seek a modification or termination of the agreements that have been entered into to date. Even if the Indemnification Agreement is ratified, the Board of Directors in its discretion may amend the Indemnification Agreement, or any one of them, at any time, if the Board of Directors believes that such amendment would be in the best interests of the Company and its stockholders.

Description of the Indemnification Agreement

The Indemnification Agreement generally requires us to indemnify the directors and officers party to the agreement against any and all expenses, damages, losses, liabilities, judgments, fines, and other charges paid or payable in connection with investigating, defending, or participating in any proceeding (“Losses”) actually and reasonably incurred by him or her if he or she was or is a party to or participant in, or is threatened to be made a party to or participant in any proceeding by reason of the fact that he or she is or was an agent of the Company, or by reason of anything done or not done by him or her in any such capacity, if he or she acted with the appropriate standard of care.

In addition, the Indemnification Agreement provides for the advancement of expenses incurred by the director or officers party to the agreement in defending against any such proceeding. The Indemnification Agreement sets out, among other things, the process for determining entitlement to indemnification, the conditions to advancement of expenses, the procedures for enforcement of indemnification rights, the limitations on indemnification and requirements relating to the notice and defense of claims for which indemnification is sought.

The foregoing description is only a summary of certain provisions of the Indemnification Agreement and is qualified in its entirety by reference to the Indemnification Agreement attached hereto as Appendix A.

Vote Required

This proposal will be approved by the affirmative vote of a majority of the voting securities present and represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against this proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF INDEMNIFICATION AGREEMENTS ENTERED INTO BY THE COMPANY WITH EACH OF THE EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY, AND AUTHORIZATION TO ENTER INTO INDEMNIFICATION AGREEMENTS IN THE SAME FORM WITH FUTURE EXECUTIVE OFFICERS AND DIRECTORS.

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PROPOSAL NO. 6

APPROVAL OF THE REDUCTION OF THE MINIMUM EXERCISE PRICE OF COMMON STOCK PURCHASE WARRANTS ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT FROM $1.35 TO $0.00001, WHICH IS THE PAR VALUE OF THE COMPANY’S COMMON STOCK.

Why is this proposal included for Stockholder approval?

On September 28, 2022, the Company completed a Private Investment in Public Equity Offering (“PIPE Offering”), in connection with which it entered into a Securities Purchase Agreement (the “Agreement”) and Registration Rights Agreement (the “Registration Rights Agreement”) with institutional investors for aggregate gross proceeds of approximately $6,000,000 (before deducting fees to the placement agent and other expenses payable by the Company). The PIPE Offering closed on September 30, 2022.

In connection with the PIPE Offering, the Company issued 4,054,055 Non-Prefunded Warrants exercisable for one share of common stock, at a price of $1.35, subject to adjustments pursuant to the non-prefunded warrant agreements (“Non-Prefunded Warrant Agreement”). The Non-Prefunded Warrants (the “Warrants”) are exercisable immediately upon issuance and will expire seven years from the issuance date.

The Agreement requires the Company to use its reasonable best efforts to obtain stockholder approval to reduce the minimum exercise price of the Warrants (the “Floor Price”) from $1.35 to $0.00001, the par value of the Company's Common Stock.  The Company is unable to change the Floor Price without stockholder approval due to Nasdaq Rule 5635(d).

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the lower of (i) the Nasdaq official closing price immediately preceding the transaction, and (ii) the average Nasdaq official closing price for the five trading days immediately preceding the transaction (the “Minimum Price”), if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

In connection with the PIPE Offering, the Company issued 4,054,055 Warrants, which represented approximately 37% of the 10,973,759 shares of common stock outstanding on the closing date of the PIPE Offering.  On such date, the Minimum Price for purposes of the Nasdaq 20% Rule was $1.35. Therefore, under the Nasdaq 20% Rule, the Company cannot issue additional shares in connection with the PIPE Offering at a price less than $1.35, and thus cannot reduce the Floor Price to less than $1.35, without stockholder approval.

The Agreement requires that we obtain such approval as may be required by the applicable rules and regulations of The Nasdaq Capital Market to reduce the Floor Price from $1.35 to $.00001, the par value of the Company’s common stock. The Agreement requires that if the Company does not obtain stockholder approval at the first meeting, the Company shall call a meeting two times per year (which may include one annual meeting) to seek stockholder approval until the earlier of the date stockholder approval is obtained, or the date the Warrants are no longer outstanding.

Effect of Floor Price Proposal on Warrant Exercise Price

The Non-Prefunded Warrant Agreement provides for an adjustment of the exercise price for subsequent offerings while the Warrants are outstanding, that are made at an effective price per share less than the exercise price then in effect. Such lower price being defined in the Non-Prefunded Warrant Agreement as the Base Share Price and such offering defined as a Dilutive Issuance.  Simultaneously with a Dilutive Issuance, the Warrant exercise price shall be reduced and only reduced to equal the greater of (x) the Base Share Price and (y) the Floor Price. Prior to Stockholder approval the Floor Price shall be $1.35.

Should the Stockholders approve this proposal, the current Floor Price of $1.35 will be rendered inapplicable and the Floor Price will be $0.00001, the par value of the Company’s Common Stock.

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The following example illustrates the effect of the proposal based on:

➢	Floor Price of current agreement-$1.35
➢	Assumed subsequent offering price-$1.00
➢	Base Share Price as result of assumed subsequent offering-$1.00

Warrant Exercise Price if proposal approved:

➢	Base Share Price-$1.00
➢	Floor Price, par value of Common Stock-$0.00001
➢	Exercise Price-greater of the Base Share Price and the Floor Price-$1.00
➢	Result, warrant holders entitled to receive shares at adjusted Exercise Price of $1.00 per share

Warrant Exercise Price if proposal not approved:

➢	Base Share Price-$1.00
➢	Floor Price-$1.35
➢	Exercise Price-greater of the Base Share Price and the Floor Price-$1.35
➢	Result, warrant holders Exercise Price remains the same at $1.35 per share

Operational Impact to Company of Floor Price Proposal

Should the proposal not be approved by the Stockholders, the Company will be required to solicit such approval at least twice annually until the proposal is approved or the Warrants are no longer outstanding or have expired.  If the proposal is not approved, such subsequent proposals will require additional costs and management resources to be incurred to solicit the requests for Stockholders approval of the proposal.  Management does not anticipate in the foreseeable future that any subsequent offerings as defined in the Agreement would be issued at an effective price below $1.35.  Should the price of subsequent offerings not be less than $1.35, there is no effect on the Warrant exercise price of approving the proposal as it would remain at $1.35 if the Base Price of any subsequent offerings is $1.35 or greater.

Vote Required

This proposal will be approved by the affirmative vote of a majority of the voting securities present and represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against this proposal. Common stock and Series B Convertible Preferred Stock (on an as-converted basis to common stock) will vote together as a class on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE REDUCTION OF THE MINIMUM EXERCISE PRICE OF COMMON STOCK PURCHASE WARRANTS ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT FROM $1.35 TO $0.00001, WHICH IS THE PAR VALUE OF THE COMPANY’S COMMON STOCK

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PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The auditors will not be present at the Annual Meeting. The aggregate fees billed for the two most recently completed fiscal periods ended December 31, 2022 and December 31, 2021 for professional services rendered by Macias, Gini, & O’Connell, LLP (MGO) independent registered public accounting firm, for the audits for the years ended December 31, 2022 and December 31, 2021, quarterly reviews of our interim consolidated financial statements in 2022 and 2021 and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31,	Year Ended December 31,
	2022	2021
Audit Fees (1)	$128,700	$126,126
Audit Related Fees (2)	90,150	-
Tax Fees (3)	750	-
All Other Fees (4)	-	-
Total	$219,600	$126,126

(1)

Audit fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit related fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. Included in audit related fees are fees and expenses related to reviews of registration statements and SEC filings other than annual reports on Form 10-K and quarterly reports on Form 10-Q.

(3)	Tax fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee and were pre-approved by the full Board prior to the formation of the Audit Committee in April 2022, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit-related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Audit Committee and Board meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (“PCAOB”), Financial Accounting Standards Board (“FASB”), or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

Auditor Independence

The Audit Committee has considered the role of MGO in providing services to us for the year ended December 31, 2022, and has concluded that such services are acceptable with such firm’s independence.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with accountants on accounting and financial disclosure.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Date: April 28, 2023

The Audit Committee has reviewed and discussed with management and Macias, Gini, & O’Connell, LLP, our independent registered public accounting firm, the audited consolidated financial statements in the SOBR SAFE, Inc. Annual Report on Form 10-K for the year ended December 31, 2022.

Macias, Gini, & O’Connell, LLP also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Respectfully Submitted,

Sandy Shoemaker, Committee Chair

Steven Beabout

Ford Fay

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, https://sobrsafe.com. Copies of these documents may also be obtained by writing our Secretary at the address specified above.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal for the 2024 Annual Meeting of Stockholders will be ineligible for inclusion in our proxy statement and form of proxy unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary of the Company at the executive offices of the Company. To be timely, the Company must have received the stockholder’s notice no later than 5:00 pm Mountain Time on March 11, 2024. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

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To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the first anniversary of the preceding year’s annual meeting. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to the Corporate Secretary of the Company at the executive offices of the Company no later than 5:00 pm Mountain Time on April 10, 2024.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 6400 South Fiddlers Green Circle, Suite 1400, Greenwood Village, Colorado 80111, or contact us at 844.SOBRSAFE (762.7723). The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, which we intend to mail to stockholders on or about April 28, 2023, will contain instructions on how to access the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY INTERNET OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

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INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of ________, 2023 by and between SOBR Safe, Inc., a Delaware corporation (the “Company”), and _________________ (“Indemnitee”).

WHEREAS, Indemnitee is an officer and/or director of the Company;

WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies;

WHEREAS, the board of directors of the Company (the “Board”) has determined that enhancing the ability of the Company to retain and attract the most capable persons as directors and officers is in the best interests of the Company and that the Company therefore should seek to assure such persons that indemnification and insurance coverage is available;

WHEREAS, in recognition of the need to provide Indemnitee with substantial protection against personal liability, in order to procure Indemnitee’s continued service as a  an officer or director of the Company and to enhance Indemnitee’s ability to serve the Company in an effective manner, and in order to provide such protection pursuant to express contract rights (intended to be enforceable irrespective of, among other things, any amendment to the Company’s certificate of incorporation or bylaws (collectively, the “Constituent Documents”), any change in the composition of the Board, or any change in control or business combination transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancement of Expenses to Indemnitee as set forth in this Agreement.

NOW, THEREFORE, in consideration of Indemnitee’s agreement to continue to provide services to the Company, the parties hereto agree as follows:

1. Definitions.

(a) “Agent” means any person who is or was a director or officer of the Company or any constituent corporation, or is or was, at the request of the Company, serving any other corporation, partnership, joint venture, trust, employee benefit plan or enterprise in any capacity.

(b) “Expenses” means any and all expenses, including attorneys’ and experts’ fees, court costs, witness fees, transcript costs, travel expenses, duplicating, printing and binding costs, telephone charges, and all other costs and expenses incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend or prosecute, be a witness or participate in, any Proceeding. Expenses also shall include Expenses incurred by Indemnitee in connection with the enforcement or defense of Indemnitee’s rights under this Agreement, by litigation or otherwise. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(c) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither presently performs, nor in the past five years has performed, services for either: (i) the Company or Indemnitee (other than in connection with matters concerning Indemnitee under this Agreement or of other indemnitees under similar agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(d) “Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties (whether civil, criminal or other), ERISA excise taxes, amounts paid or payable in settlement, including any interest, assessments, and all other charges paid or payable in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness or participate in, any Proceeding.

(e) “Proceeding” means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

2. Mandatory Indemnification.

(a) Third Party Actions. The Company shall indemnify Indemnitee against any and all Losses actually and reasonably incurred by him or her if Indemnitee was or is a party to or participant in (including a witness), or is threatened to be made a party to or participant in (including a witness) any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he or she is or was an Agent of the Company, or by reason of anything done or not done by him or her in any such capacity, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(b) Derivative Actions. The Company shall indemnify Indemnitee against any and all Losses actually and reasonably incurred by him or her if Indemnitee was or is a party to or participant in (including a witness) or is threatened to be made a party to or participant in (including a witness) any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was an Agent of the Company, or by reason of anything done or not done by him or her in any such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company after the time for an appeal has expired by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of his or her duty to the Company unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

(c) Exception for Amounts Covered by Insurance. Notwithstanding the foregoing, the Company shall not be obligated to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fees, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee under directors’ and officer’s liability insurance.

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3. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of any Losses incurred by him or her in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such portion to which the Indemnitee is entitled.

4. Advancement of Expenses.

(a) Subject to Section 7 below, in the event Indemnitee is a party to or participant in (including a witness), or is threatened to be made a party to or participant in (including a witness) a Proceeding by reason of the fact that he or she is or was an Agent of the Company, or by reason of anything done or not done by him or her in any such capacity then, if so requested by Indemnitee, the Company shall advance to Indemnitee, prior to the final disposition of such Proceeding, any and all Expenses actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding. Any such advance shall be made within ten business days after the receipt by the Company of a written request therefor by the Indemnitee. Such written request shall reasonably evidence the Expenses incurred by Indemnitee; provided that Indemnitee shall not be required to provide any documentation or information to the extent that the provision thereof would undermine or otherwise jeopardize attorney-client privilege. Such written request shall be accompanied by an undertaking by or on behalf of Indemnitee to repay any amounts paid or advanced by the Company hereunder if it is ultimately determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company. Any advances and undertakings to repay pursuant to this Section 4 shall be unsecured and interest free.

(b) Notwithstanding subsection (a) above, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding, if a determination is reasonably and promptly made (i) by a majority vote of a quorum consisting of directors who were not parties to the Proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by Independent Counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company, or with respect to any criminal action or proceeding, had reasonable cause to believe his or her conduct was unlawful.

5. Notice and Other Indemnification Procedures.

(a) Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

(b) If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 5(a) hereof, the Company has directors’ and officer’s liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

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(c) In the event the Company shall be obligated to advance the Expenses for any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee, and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any attorneys’ fees subsequently incurred by Indemnitee with respect to the same Proceeding, provided that: (i) Indemnitee shall have the right to employ his or her counsel in any such Proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

6. Determination of Right to Indemnification.

(a) To the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 2(a) or 2(b) of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify Indemnitee against Losses actually and reasonably incurred by him or her in connection therewith.

(b) In the event that Section 6(a) is inapplicable, the Company shall also indemnify Indemnitee unless, and only to the extent that, the Company shall prove by clear and convincing evidence to a forum listed in Section 6(c) below that Indemnitee has not met the applicable standard of conduct required to entitle Indemnitee to such indemnification.

(c) Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 6(b) hereof that Indemnitee is not entitled to indemnification will be heard from among the following: (i) a quorum of the Company’s Board of Directors consisting of directors who are not parties to the Proceeding for which indemnification is being sought; (ii) the stockholders of the Company; (iii) Independent Counsel selected by Indemnitee and reasonably approved by the Board, which counsel shall make such determination in a written opinion; (iv) a panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by Indemnitee and the last of whom is selected by the first two arbitrators so selected.

(d) As soon as practicable, and in no event later than 30 days after written notice of Indemnitee’s choice of forum pursuant to Section 6(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as Indemnitee or Indemnitee’s counsel may reasonably request, its claim that Indemnitee is not entitled to indemnification; and the Company shall act in good faith to assure Indemnitee a complete opportunity to defend against such claim.

(e) Notwithstanding a determination by any forum listed in Section 6(c) hereof that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee’s right to indemnification or advances pursuant to the Agreement.

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(f) The Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee in connection with any hearing or Proceeding under this Section 6 involving Indemnitee and against all Expenses incurred by Indemnitee in connection with any other Proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims or defenses of Indemnitee in any such proceeding was frivolous or not made in good faith.

7. Exceptions. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) to indemnify or advance Expenses to Indemnitee in connection with any Proceeding (or part thereof) initiated by Indemnitee unless (i) such indemnification or advancement is expressly required to be made by law, (ii) the Proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification or advancement is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Delaware General Corporation Law or any other applicable law, or (iv) the Proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law;

(b) to indemnify Indemnitee for any Losses incurred by Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

(c) to indemnify or advance Expenses to Indemnitee under this Agreement for any Expenses or Losses incurred by Indemnitee with respect to any Proceeding or claim brought by the Company against Indemnitee for willful misconduct;

(d) to indemnify Indemnitee for Losses, including the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute;

(e) to indemnify Indemnitee on account of Indemnitee’s conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

(f) to indemnify Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful; or

(g) to indemnify Indemnitee for the payment of amounts required to be reimbursed to the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, as amended, or any similar successor statute.

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8. Nonexclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have or hereafter acquire under any applicable statute, provision of the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to actions in his or her official capacity and as to actions in another capacity while occupying his or her position as an Agent of the Company, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

9. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

10. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 9 hereof.

11. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

12. Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of, the successors, heirs, executors, and administrators and assigns of the parties hereto.

13. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand or by overnight courier, when delivered, (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date, or (iii) if delivered via email on the date of delivery. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

14. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first written above.

COMPANY:

SOBR Safe, Inc.

By:
Name:	David Gandini
Title:	Chief Executive Officer
6400 S Fiddlers Green Cir, Suite 1400 Greenwood Village, CO 80111

INDEMNITEE:

Name:
Address:

[Signature Page to SOBR Safe, Inc. D&O Indemnification Agreement]

PRELIMINARY FORM OF PROXY – SUBJECT TO COMPLETION

VOTE BY INTERNET - http://materials.proxyvote.com/833592
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99999-TBD — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

SOBR SAFE, INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2

1. Election of Directors

Nominees:

	For	Withold	Abstain
1a. Steven Beabout	☐	☐	☐
1b. Noreen Butler	☐	☐	☐
1c. Ford Fay	☐	☐	☐
1d. David Gandini	☐	☐	☐
1e. Sandy Shoemaker	☐	☐	☐

	For	Against	Abstain
2. To approve, by non-binding say-on-pay vote, executive compensation.	☐	☐	☐

The Board of Directors recommends you vote for 3 years for Proposal 3:	1 Year	2 Years	3 Years	Abstain
3. To recommend, by non-binding say-when-on-pay vote, the frequency of executive compensation votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 4, 5, and 6	For	Against	Abstain
4. To approve the amendment to the 2019 Equity Incentive Plan	☐	☐	☐
5. To ratify the director and officer indemnification agreements.	☐	☐	☐
6. To approve the reduction in the minimum warrant exercise price to $0.00001.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at http://materials.proxyvote.com/833592.

M99999-TBD

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOBR SAFE, INC.

The undersigned hereby appoints Christopher Whitaker and Jerry Wenzel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of SOBR Safe, Inc. Common Stock and/or Series B Convertible Preferred Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of SOBR Safe, Inc. to be held June 9, 2023 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR 3 YEARS FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, AND FOR PROPOSAL 6, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)